UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024 (May 15, 2024)

BankUnited, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane,	Miami Lakes,	FL	33016
(Address of principal executive offices)			(Zip Code)

(Registrant’s telephone number, including area code): (305) 569-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 Par Value	BKU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 15, 2024, BankUnited, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) and the following proposals were voted on:

Proposal No. 1: To elect nine directors to the Company’s Board of Directors (the “Board”) to serve until the next annual meeting of shareholders and until that person's successor is duly elected and qualified, or until that person's earlier, death, resignation or removal.

Proposal No. 2: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024.

Proposal No. 3: To hold an advisory vote to approve the compensation of the Company’s named executive officers.

Proposal No. 4: To hold an advisory vote on the frequency of the shareholder vote to approve the compensation of the Company's named executive officers in the future.

Each proposal is described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 4, 2024. The results of such stockholder votes are set forth below.

Proposal No. 1: All of the director nominees were elected to the Board based on the following votes:

Nominee	For	Withheld	Broker Non-Vote
Tere Blanca	65,761,090	737,674	4,115,381
John N. DiGiacomo	66,292,884	205,880	4,115,381
Michael J. Dowling	65,030,983	1,467,781	4,115,381
Douglas J. Pauls	65,364,704	1,134,060	4,115,381
William S. Rubenstein	66,292,084	206,680	4,115,381
Rajinder P. Singh	65,572,251	926,513	4,115,381
Germaine Smith Baugh, Ed.D	66,278,833	219,931	4,115,381
Sanjiv Sobti, Ph.D.	66,132,065	366,699	4,115,381
Lynne Wines	65,475,140	1,023,624	4,115,381

Proposal No. 2: The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 received the following votes:

For	Against	Abstain	Broker Non-Vote
70,391,992	206,254	15,899	—

Proposal No. 3: The advisory vote to approve the Compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Vote
51,543,461	14,883,425	71,878	4,115,381

Proposal No. 4: The advisory vote on the frequency of the shareholder vote to approve the compensation of the Company's named executive officers in the future received the following votes:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
61,665,505	21,365	4,743,471	68,423	4,115,381

After taking into consideration the results of the vote on Proposal No. 4 and the Board's recommendation, as described in the Company's definitive proxy statement for the Annual Meeting, that shareholders vote to hold an advisory vote on the compensation of the Company's named executive officers each year, the Company intends to hold such an advisory vote each year in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 16, 2024	BANKUNITED, INC.

/s/ Leslie N. Lunak
		Name:	Leslie N. Lunak
		Title:	Chief Financial Officer
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